Exhibit 10.16.39+

TERRITORY LICENSE NO. 12
Quick Reference Title:	[******] Applications
Pursuant to the Data License Agreement between HERE and Client dated as of the effective date identified therein (“Agreement”), HERE and Client hereby agree to the following additional terms and conditions. For purposes of this TL, “HERE” shall be deemed to also include HERE Europe B.V., which agrees by signing below to be bound by the terms and conditions contained in the Agreement.  This TL shall additionally consist of (attachments setting forth the terms and conditions (including pricing) related to the Data for each Territory licensed under this TL. Capitalized terms not otherwise defined in the Agreement or in this TL (including any exhibits, schedules or attachments hereto) shall have the meanings set forth in Exhibit A hereto.

Client:	TELENAV, INC.
Effective Date of Territory License:	The first day of the calendar month in which the last party signs below (the “Effective Date”) (e.g., if the last party signs this TL on May 24th, the Effective Date is May 1st).
Territory License Term
The term of this TL shall commence on the Effective Date of this TL and continue for a period of [******] (“Expiration Date”), unless terminated as provided in the Agreement (“TL Term”).

The exchange of a fully executed TL (in counterparts or otherwise) by electronic transmission in .PDF format or by facsimile shall be sufficient to bind the parties to the terms and conditions of this TL.

Both parties have executed this TL by their duly authorized officers as of the Effective Date.

HERE NORTH AMERICA, LLC	TELENAV, INC.
By: /s/ Simon B. Anolick	By: /s/ Michael Strambi
Name: Simon B. Anolick	Name: Michael Strambi
Title: HERE Legal	Title: Chief Financial Officer, Telenav, Inc.
Date: 29 June 2017	Date: 6/22/17

HERE NORTH AMERICA, LLC	HERE EUROPE B.V.
By: /s/ Neil McTeigue	By: /s/ F.M. van Haaren
Name: Neil McTeigue	Name: F.M. van Haaren
Title: Senior Legal Counsel	Title: Managing Director
Date: June 29, 2017	Date: 30 Jun 2017
HERE EUROPE B.V.
By: /s/ T. Gaastra
Name: T. Gaastra
Title: Director
Date: 30 Jun 2017

Territory License No. 12 [******](Telenav, Inc.6-7-17 lee) [******]

[******] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
HERE CONFIDENTIAL

Exhibit 10.16.39+

TERMS AND CONDITIONS

I.	Territories.

[******]
[******]

II.	Data
The Data for each Territory consists of (i) Base Map Data and (ii) any Additional Content, and (iii) Add-Ons, each as further described below. HERE shall make available to Client the Data for those countries in the Territory that have been generally released by HERE as of the Effective Date of this TL as well as updated versions of the Data made available by HERE during the TL Term for use in the type of Applications authorized hereunder. Data for certain regions or areas of the Territory may not be completed and/or may not be produced within the TL Term, and will only be available hereunder upon general release by HERE following completion. Client may request that HERE deliver Data to Client for additional countries in the Territory that are generally released by HERE during the TL Term and HERE shall notify Client if additional terms and conditions apply to such Data. By using the Data after receipt of any such notice from HERE, Client shall be deemed to be bound by such terms and conditions, which are hereby incorporated by reference to be part of this TL.

A.
Base Map Data. “Base Map Data” means, as it relates to any particular country, the standard geographic map data (i.e., not including Additional Content) as and when generally released for commercial use by HERE for such country or portion thereof and which is referred to (and further described) in the applicable standard product documentation provided by HERE as the “Base Map” for that country or portion thereof. For purposes of determining which features and attributes are deemed to be “Base Map Data” and covered by the per Copy License Fees in Exhibit C, a description of such features and attributes is set forth in the then-current Attribute Overview and Usage Guide (or equivalent document) made available to Client as part of the Customer Technical Reference Guide. HERE may update the list of features and attributes included in “Base Map Data” but shall not reclassify any “Base” attributes as “Premium”. In the event that HERE violates the foregoing, Client shall have the right to continue using such attribute as part of the “Base Map Data” licensed hereunder and shall not be obligated to pay any incremental amount associated with such use for the duration of the TL Term.

B.
Additional Content. “Additional Content” means Data licensed under this TL in addition to Base Map Data (as defined above) as such Data is further described at the URL http://corporate.navteq.com/additional_content_descriptions.html. Additional Content shall be subject to the terms and conditions in such URL and the applicable fees described in Section V(A) below. HERE reserves the right to discontinue Additional Content upon reasonable notice to Client and [******]; provided, however, subject to HERE’s rights under its supplier agreements, that the last releases provided by HERE to Client of any discontinued Additional Content may be included in any Copies distributed thereafter. For sake of clarity, Client may continue to include discontinued Additional Content in Copies previously distributed prior to receipt of notice from HERE of such discontinuation. Additional Content is not available on a standalone basis and may be licensed and used in conjunction with Data only.

C.
Add-Ons. “Add-Ons” means additional content generally released by HERE from time to time for which HERE does not charge, in its sole discretion, additional license fees. HERE shall be under no obligation to release such Additional Content.

Territory License No. 12 [******](Telenav, Inc.6-7-17 lee) [******]

[******] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
HERE CONFIDENTIAL

Exhibit 10.16.39+

III.	Application.
Applications licensed under this TL shall consist solely of the [******] Applications developed by or for [******] for [******] in the Territories specified herein, as further described below:

A.
A [******] Application” means a [******] that uses Data solely to provide information solely in connection with one or more of the functions of [******]. For sake of clarity, [******] may not be capable of [******].

The Applications shall not include Excluded Applications. In addition, to the extent that Client has another TL under which Client is licensed for applications (“Other Applications”) that would otherwise fall within the definition of Applications under this TL, such Other Applications shall be excluded from the license granted under this TL.
IV.    Licensed Use. Use of the Data is limited to:

A.
Compiling any portion of the Data (“Compiled Data”) into Client’s own proprietary data format (which shall not include third party or public domain formats, unless otherwise mutually agreed upon between the parties) and, using the most current version of Data delivered by HERE to Client (except as otherwise required by [******] and Client’s development schedule), making initial copies of the Compiled Data (“Initial Copies”) for any portion of a single Territory either stored on physical storage media or in the form of electronic files suitable for transmission to an End-User for storage on physical storage media possessed by the End-User (collectively, “Copies”); and

B.
Distributing such Copies of Compiled Data to [******] for further distribution to End-Users (in the case of electronic files by transmitting and storing the same directly onto the physical storage media possessed by the End-User), solely for the End-Users’ own personal use with the Application. Client shall use commercially reasonable efforts to enforce the terms and conditions of its [******] agreement with [******], which shall include the obligation for [******] to comply with the applicable terms and conditions set forth herein as well as terms providing that HERE shall be a third party beneficiary to such agreement with the right to audit such third parties in a manner consistent with the provisions of the Agreement. Client shall be fully responsible for compliance by such third parties with [******] agreements.

C.
For sake of clarity, notwithstanding anything to the contrary under this TL, Client’s rights herein are limited solely to production and distribution of Compiled Data for Initial Copies to [******] for the [******] Application. Client shall not, and shall not permit any third party to, distribute, provide or otherwise make available any physical [******] to [******] and/or any End-User under this TL.

V.    Fees to HERE.

A.
License Fees. License fees hereunder consist of the per Copy fees applicable to use of the Data for the applicable Territory for each Application specified herein (“License Fees”), combined with the amounts due for any Additional Content that is made accessible for use in such Application (“Additional Content Fees”). For the avoidance of doubt, the pricing for each Territory in the tables in Exhibit C reflects the total amount due to HERE for each Copy, after combining the License Fees and the applicable Additional Content Fees (collectively, the “License Fees”).

B.
License Fee Reports & Due Dates. Due to the supplier positions of Client as [******] and HERE as map supplier and solely for License Fee reporting purposes under this TL, and notwithstanding anything to the contrary under Section 5.8 of the Agreement, preliminary License Fee reports from Client specifying (i) the estimated number of Copies distributed during the calendar month reporting period; and (ii) ; a non-binding forecast of Copies to be distributed during the six (6) months following such reporting period, are due by the [******] day after [******] for which the report is provided (e.g., for Copies distributed in January 2017, the preliminary License Fee report is due by [******] ). Client shall provide a final License Fee report specifying the actual number of Copies distributed within [******] days from the [******] for which the report is provided (e.g. for Copies distributed in January 2017, the final License Fee report is due by [******]). Following receipt of such a final License Fee report, HERE shall invoice Client for the amounts due. Client shall pay the License Fees as specified under Exhibit C by the [******] for which the License Fee report is provided (e.g., for Copies distributed in January 2017, payment is due by [******]). In the event that the [******] notifies Client that the number of Copies reported during a prior reporting period to Client and to HERE were incorrect, Client shall include, with Client’s subsequent final License Fee report following such notification, a proper adjustment to the number of Copies reported for such prior period, which shall be incorporated as a debit or credit, as appropriate, to the then-current period’s License Fee report.

C.	Currency. License Fees hereunder shall be paid in U.S. Dollars.
VI.    End-User Terms; Supplier Terms.

Territory License No. 12 [******](Telenav, Inc.6-7-17 lee) [******]

[******] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
HERE CONFIDENTIAL

Exhibit 10.16.39+

A.
In all instances where the Application uses, accesses, reflects or relies upon any portion of the Data to deliver information to End-Users, Client shall comply with the requirements for End User Terms as specified in Exhibit B.

B.
Client shall comply with the third party supplier requirements and restrictions with respect to use of the Data as made available through the HERE B2B Download Center or at the URL at https://legal.here.com/en-gb/terms/general-content-supplier-terms-and-notices.

C.
Notwithstanding any termination or expiration of the Agreement or this TL, an End-User’s right to use the last version of the Copy of the Compiled Data received by the End-User in connection with the Application under the Agreement and this TL shall continue so long as such End-User’s use of the Application is in compliance with all terms and conditions of Client’s then current end user license agreement for the Application.

VII.    Additional Provisions.

A.
Audit. During the TL Term, HERE has the right to audit Client’s records regarding (i) its use of the Data; and (ii) the number of Copies distributed for the calculation of license fees in accordance with Section 5.9 of the Agreement. With respect to any License Fees reported by Client [******], Client shall use commercially best efforts to require [******].

B.
HERE Marks and Legends. Client shall include HERE Marks and the applicable HERE copyright notice (as specified in the HERE branding guidance as provided by HERE to Client) and third party copyright and similar notices and legends as specified in the Agreement, the HERE branding guidance and/or otherwise provided by HERE in the Application and/or owner’s manual, or such other placement of the HERE Marks & Legends as may be mutually agreed by the parties.

Territory License No. 12 [******](Telenav, Inc.6-7-17 lee) [******]

[******] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
HERE CONFIDENTIAL

Exhibit 10.16.39+

EXHIBIT A DEFINITIONS
“[******]” means functionality that enables [******].
“Application” means each application as defined under Section III of this TL.
“Customer Technical Reference Guide” or “CTRG” means the technical product specifications and documentation that make up the Customer Technical Reference Guide that is made available to Client through the HERE B2B Download Center.
“Electronic Horizon” means a HERE proprietary method and system for calculating the most likely path and other feasible paths, based on algorithmic heuristic maneuvering rules, of a vehicle on the road network for some distance ahead (typically 2 to 5 kilometers) and identification of defined hazards and other road data of interest such as slope, curvature, speed limits, intersections, hazard signs and others.
"Excluded Applications" means any use of the Data in a manner not expressly authorized under this TL, including but not limited to use of the Data (i) [******]; (ii) [******]; (iii) [******]; (iv) [******]; or (v) [******].
“HERE B2B Download Center” means the on-line data delivery service made available to Client by HERE on a 24x7 basis (except for downtime due to system maintenance) and through which HERE makes Data and related documentation available for download by Client.
“[******]” means [******].
“[******]” means [******].

Territory License No. 12 [******](Telenav, Inc.6-7-17 lee) [******]

[******] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
HERE CONFIDENTIAL

Exhibit 10.16.39+

EXHIBIT B END-USER TERMS
In all instances where the Application uses any portion of the Data to deliver information to End-Users, Client shall provide End-Users with a copy of End User terms and shall provide conspicuous notice to End-Users and notify each End-User that their use is subject to the End User terms, prior to such End-User’s use of, or access to any portion of the Data. End-User terms shall, at a minimum, include provisions that:

i.	restrict use of the Data to the End-User's own use for use with the Application;

ii.	prohibit use of the Data with geographic data from competitors of HERE (unless otherwise expressly permitted in writing by HERE);

iii.	prohibit reverse-engineering and archiving of the Data;

iv.	prohibit any export of the Data (or derivative thereof) except in compliance with applicable export laws, rules and regulations;

v.	require the End-User to cease using the Data if End-User fails to comply with the terms and conditions of the End-User terms;

vi.
provide notice to the End-User of the applicable regulatory and third-party supplier restrictions and obligations (including copyright notices), which may be satisfied by including a link to a URL to be hosted by HERE, which is currently contained at https://legal.here.com/terms/general-content-supplier/terms-and-notices/ (or as notified to Customer by HERE);

vii.
provide notice to United States Government End-Users that the Data is a "commercial item", as that term is defined at 48 C.F.R. ("FAR") 2.101, and is licensed in accordance with the End-User terms under which the Data is provided;

viii.	affirmatively disclaim any warranties, express or implied of quality, performance, merchantability, fitness for a particular purpose and non-infringement;

ix.
affirmatively disclaim liability for any claim, demand or action, irrespective of the nature of the cause of the claim, demand or action arising out of the use or possession of the Data; or for any loss of profit, revenue, contracts or savings, or any other direct, indirect, incidental, special or consequential damages arising out of the use of, or inability to use the Data, any defect or inaccuracy in the Data, or the breach of these terms or conditions, whether in an action in contract or tort or based on a warranty, even if Client, HERE or their suppliers have been advised of the possibility of such damages; and

x.	do not make or imply any warranties on behalf of HERE or its data suppliers or provide any right of liability or indemnity against HERE or its data suppliers.

U.S. Government End-Users. If the Data is being acquired by or on behalf of the United States government or any other entity seeking or applying rights similar to those customarily claimed by the United States government, the Data is a “commercial item” as that term is defined at 48 C.F.R. (“FAR”) 2.101, is licensed in accordance with these End-User Terms, and each copy of Data delivered or otherwise furnished shall be marked and embedded as appropriate with the following “Notice of Use,” and shall be treated in accordance with such Notice:
NOTICE OF USE
CONTRACTOR (MANUFACTURER/ SUPPLIER) NAME: HERE
CONTRACTOR (MANUFACTURER/SUPPLIER) ADDRESS:
c/o HERE, 425 West Randolph Street, Chicago, Illinois 60606
This Data is a commercial item as defined in FAR 2.101 and is subject to these End-User Terms under which this Data was provided.
© 1987 - 20XX HERE – All rights reserved

Territory License No. 12 [******](Telenav, Inc.6-7-17 lee) [******]

[******] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
HERE CONFIDENTIAL

Exhibit 10.16.39+

If the Contracting Officer, federal government agency, or any federal official refuses to use the legend provided herein, the Contracting Officer, federal government agency, or any federal official must notify HERE prior to seeking additional or alternative rights in the Data.

Territory License No. 12 [******](Telenav, Inc.6-7-17 lee) [******]

[******] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
HERE CONFIDENTIAL

Exhibit 10.16.39+

EXHIBIT C PRICING

1.
License Fees Per Copy for [******] Applications. Client shall pay HERE the License Fee per initial Copy as set forth in the table below distributed to an End-User with an Application (“Initial Copy”) containing all or any portion of the Data identified in Section 2 below based on (i) the Territory; and (ii) period during which the Application is distributed.

License Fees per Initial Copy
Territory	Distribution Period: [******]	Distribution Period: [******]	Distribution Period: [******]	Distribution Period: [******]	Distribution Period: [******]	Distribution Period: [******]
[******]*	[******]	[******]	[******]	[******]	[******]	[******]
[******]	[******]	[******]	[******]	[******]	[******]	[******]
*For the avoidance of doubt, as licensed hereunder, [******] for purposes of Section IV.A of this TL.

Territory License No. 12 [******](Telenav, Inc.6-7-17 lee) [******]

[******] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
HERE CONFIDENTIAL

Exhibit 10.16.39+

2.
Data. The Data included in the Copy for each Territory, where made available by HERE, is specified in the table below, subject to terms and conditions set forth herein and the Agreement. For sake of clarity, other than Base Map Data and Add-ons, each of the following attributes licensed hereunder shall be considered Additional Content subject to the provisions of Section II.B of this TL.

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* Use of [******] is subject to the following terms and conditions:

•	[******]

Territory License No. 12 [******](Telenav, Inc.6-7-17 lee) [******]

[******] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
HERE CONFIDENTIAL